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                     Articles of Incorporation          Filing fee:
                        (PURSUANT TO NRS 78)             Receipt #:
                           STATE OF NEVADA
                          Secretary of State



(For filing office use)				(For filing office use)
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IMPORTANT:  Read instructions on reverse side before completing this form.
                  TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: 		Magic Bag Corporation
                          -----------------------------------
2.   RESIDENT AGENT: (designated resident agent and his STREET
ADDRESS in Nevada where process may be served)

Name of Resident Agent: 	Michael A. Cane
                       ---------------------------------

Street Address: 101 Convention Center Dr., Suite 1200
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                Street No.   Street Name

                Las Vegas, NV	          89109
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                City                    Zip

3.	SHARES: (number of shares the corporation is authorized
      to issue)

Number of shares with par value:  25 Million
                                 -----------
Par value:   $ .001        No. without par value: _________
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4.   GOVERNING BOARD: shall be styled as (check one):
      X      Directors  ______ Trustees

The FIRST BOARD OF DIRECTORS shall consist of  1  member(s) and
the names and addresses are as follows:      -----

J. Stephen Barley		2060 Gisby Street, West Vancouver, V7V 4M3
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Name				Address		          City/State/Zip

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Name				Address		          City/State/Zip

5.	PURPOSE: (optional) :  The purpose of the corporation shall be:

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other
information you deem appropriate.   If any of the additional
information is contradictory to this form it cannot be filed and will be returned to you for correction.
Number of pages attached    0     .
                         ---------

7.	SIGNATURES OF INCORPORATORS:  The names and addresses of
each of the incorporators signing the articles.

Michael A. Cane
------------------------------    ------------------------------
Name (print)	                Name (print)

101 Convention Ctr Dr. #1200,
------------------------------     -----------------------------
Address 	                       Address


Las Vegas, NV 89109
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City/State/Zip 	                 City/State/Zip

\s\ Michael A. Cane
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Signature                          Signature


State of Nevada County of Clark    State of Nevada County of Clark
         ------           -----             ------           -----

This instrument was acknowledged   This instrument was acknowledged
before me on		     	     before me on

February 16, , 1999,  by                              , 1999, by
-------------    --                -------------------

Michael A. Cane
-------------------------------    --------------------------------
Name of Person                     Name of Person

as incorporator of ____________    as incorporator of _____________
Magic Bag Corporation _________    ________________________________

\s\ Ann Marie Gibson
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Notary Public Signature	           Notary Public Signature
(affix notary stamp or seal)	     (affix notary stamp or seal)

                       ANN MARIE GIBSON
                    Notary Public - Nevada
                       No. 99-49969-1
                  My appt. exp. Nov. 17, 2002

8.	CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, 	Michael A. Cane	 hereby accept appointment as Resident Agent
   --------------------- for the above named corporation.

\s\ Michael A. Cane                         02-16-99
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Signature of Resident Agent			  Date